UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 1, 2020

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street	Reston	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

 11951 Freedom Drive, Reston, VA 20190
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. was held on April 26, 2019. The final results of the stockholders’ vote on each of the matters presented for a vote is set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory R. Dahlberg	104,932,968	2,550,769	614,383	10,084,673
David G. Fubini	105,301,877	1,949,203	847,040	10,084,673
Miriam E. John	104,541,044	3,007,151	549,924	10,084,673
Frank Kendall III	105,315,094	2,056,146	726,880	10,084,673
Robert C. Kovarik, Jr.	105,067,286	2,164,954	865,880	10,084,673
Harry M.J. Kraemer, Jr.	103,200,167	4,117,980	779,973	10,084,673
Roger A. Krone	101,927,832	4,959,914	1,210,374	10,084,673
Gary S. May	105,437,324	1,851,816	808,979	10,084,673
Surya N. Mohapatra	105,398,868	1,891,886	807,365	10,084,673
Lawrence C. Nussdorf	105,153,957	2,048,403	895,759	10,084,673
Robert S. Shapard	103,746,784	3,546,368	804,968	10,084,673
Susan M .Stalnecker	105,856,627	1,740,975	500,518	10,084,673
Noel B. Williams	105,517,726	1,998,489	581,905	10,084,673

2.	The proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved based upon the following votes:

Votes for approval	101,229,848
Votes against	5,974,682
Abstentions	893,590
Broker non-votes	10,084,673

3.
The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2021 was approved based upon the following votes:

Votes for approval	114,274,227
Votes against	3,699,952
Abstentions	208,614
Broker non-votes	0

4.	The proposal to amend the Certificate of Incorporation to eliminate cumulative voting was approved based upon the following votes:

Votes for approval	100,689,287
Votes against	6,348,367
Abstentions	1,060,466
Broker non-votes	10,084,673

5.	The proposal to amend the Certificate of Incorporation to eliminate supermajority voting was approved based upon the following votes:

Votes for approval	105,117,896
Votes against	1,946,712
Abstentions	1,033,513
Broker non-votes	10,084,673

6.	A stockholder proposal regarding proxy access was not approved based upon the following votes:

Votes for approval	36,502,240
Votes against	69,817,478
Abstentions	1,778,402
Broker non-votes	10,084,673

Item 8.01  Other Events
On May 1, 2020, the Board of Directors of Leidos Holdings, Inc. (the “Company”) unanimously approved a reduction in the equity compensation to be provided to members of the Company’s Board of Directors for the 2020 fiscal year.  The Company’s compensation program for directors will be modified, for the current year only, to eliminate the annual grants of stock options valued at $50,000 per director.
In lieu of the annual option grants for directors, the Company will contribute $500,000 to the Leidos Relief Foundation’s Keith W. Redding Memorial Fund to assist Leidos employees impacted by the COVID-19 virus.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are filed with this report.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2020	LEIDOS HOLDINGS, INC.

	By:	/s/ Benjamin A. Winter
Benjamin A. Winter
Senior Vice President and Corporate Secretary